UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2008

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 10, 2008, CoBiz Financial Inc. issued a press release announcing that Chairman and Chief Executive Officer, Steve Bangert, will participate in a panel discussion at the Sandler O’Neill + Partners’ West Coast Financial Services Conference on Tuesday, March 11, 2008 from 12:25 to 1:25 p.m. EDT.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The presentation can be accessed over the Internet at www.thomson-webcast.net/us/dispatching/SOP_20080311 live during the presentation.  A printable version of CoBiz Financial’s investor handout will also be available under the Investor Relations section of the Company’s website at www.cobizfinancial.com.

 Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1  Press release issued March 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.

(Registrant)

/s/ Lyne Andrich
Lyne Andrich

EVP & CFO
Date: March 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued March 10, 2008.